UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 27, 2020

SM Energy Company
(Exact name of registrant as specified in its charter)

Delaware	001-31539	41-0518430
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Sherman Street, Suite 1200		80203
Denver, Colorado		(Zip Code)
(Address of principal executive offices)
Registrant's telephone number, including area code: (303) 861-8140

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	SM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 27, 2020, SM Energy Company (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders elected all of the incumbent directors that stood for reelection, and approved the three additional proposals described below. Each director was elected by a majority vote. The directors elected and the final vote tabulation for each director were as follows:

Director	For	Against	Abstain	Non-Votes
Carla J. Bailo	72,429,336	6,499,460	85,712	21,309,407
Larry W. Bickle	67,792,588	11,131,645	90,276	21,309,406
Stephen R. Brand	68,541,690	10,385,140	87,678	21,309,407
Loren M. Leiker	72,462,691	6,437,203	114,615	21,309,406
Javan D. Ottoson	72,284,552	6,646,961	82,997	21,309,405
Ramiro G. Peru	68,595,394	10,309,162	109,954	21,309,405
Julio M. Quintana	68,136,500	10,793,820	84,189	21,309,406
Rose M. Robeson	72,357,388	6,539,966	117,155	21,309,406
William D. Sullivan	71,824,911	7,098,356	91,241	21,309,407
The Company’s stockholders approved, by a non-binding advisory vote, the proposal regarding the compensation of the Company’s named executive officers. The final vote tabulation for that proposal was as follows:

For	68,081,837
Against	10,830,201
Abstain	102,468
Non-Votes	21,309,409
The Company’s stockholders approved the proposal to ratify the appointment by the Company’s Audit Committee of Ernst & Young LLP, as the Company’s independent registered public accounting firm for 2020. The final vote tabulation for that proposal was as follows:

For	98,389,911
Against	1,519,993
Abstain	414,011
The Company’s stockholders approved an amendment to the Company's Restated Certificate of Incorporation to authorize a reverse stock split of the Company's outstanding shares of common stock, at a reverse stock split ratio ranging between 1-for-5 and 1-for-20, and a proportionate reduction in the number of authorized shares of the Company's common stock with an exact ratio as may be determined by the Company's Board of Directors in its sole discretion at a later date. The final vote tabulation for that proposal was as follows:

For	91,978,560
Against	8,174,395
Abstain	170,959

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SM ENERGY COMPANY

Date:	May 29, 2020	By:	/s/ DAVID W. COPELAND
David W. Copeland
Executive Vice President, General Counsel, and Corporate Secretary